UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
           of the Securities Exchange Act of 1934 (Amendment No. ___)

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         PLANETLINK COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
      ______________

(2)   Aggregate number of securities to which transactions applies:
      _____________

(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:


(4)   Proposed maximum aggregate value of transaction: ____________

(5)   Total fee paid: _________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid: __________

      (2)   Form, Schedule or Registration Statement No.: __________

      (3)   Filing party: __________

      (4)   Date Filed: _____

                       For Additional Information Contact:
                         Glast, Phillips & Murray, P.C.
                          815 Walker Street, Suite 1250
                              Houston, Texas 77002
                                 (713) 237-3135
                       Attention: Norman T. Reynolds, Esq.

                         PLANETLINK COMMUNICATIONS, INC.
                              1415 BOOKHOUT DRIVE,
                             CUMMING, GEORGIA 30041
                            TELEPHONE (678) 455-7075




                                 PROXY STATEMENT
                             AS AT OCTOBER 25, 2004

                         PLANETLINK COMMUNICATIONS, INC.
                              1415 BOOKHOUT DRIVE,
                             CUMMING, GEORGIA 30041
                            TELEPHONE (678) 455-7075


                                October 25, 2004


To Our Shareholders:

         You are cordially invited to attend the 2004 Annual Meeting of the Shareholders of Planetlink Communications, Inc. to be held at the offices of Andre & Blaustein, LLP, located at The Candler Building, 127 Peachtree Street, N.E., Atlanta, Georgia 30303, on November 18, 2004, at 5:00 p.m. Atlanta, Georgia time.

         At the meeting, we will report on the progress of your company, comment on matters of interest and respond to your questions. A copy of our 2003 Annual Report to Shareholders on Form 10-KSB, including the financial statements, schedules and list of exhibits, is enclosed with this proxy statement.

         Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the meeting, even if you send in your proxy.

         We appreciate your continued interest in Planetlink Communications, Inc.

                                        Very truly yours,

                                        /s/  M. Dewey Bain
                                        M. Dewey Bain
                                        President and Chief Executive Officer

                         PLANETLINK COMMUNICATIONS, INC.
                              1415 BOOKHOUT DRIVE,
                             CUMMING, GEORGIA 30041
                            TELEPHONE (678) 455-7075

                  NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 18, 2004

To the Shareholders of Planetlink Communications, Inc.:

      Notice is hereby given that the 2004 Annual Meeting of the Shareholders of Planetlink Communications, Inc. will be held at offices of Andre & Blaustein, LLP, located at The Candler Building, 127 Peachtree Street, N.E., Atlanta, Georgia 30303 on November 18, 2004, at 5:00 p.m. Atlanta, Georgia time, for the following purposes:

      1. Elect a board of directors composed of four members for the following year. Management has nominated M. Dewey Bain, Harold Jackson, Melvin Williams and Darrell Carver.

      2. Ratify the selection of Marcum & Kliegman LLP, certified public accountants ("Marcum & Kliegman") as our independent public accountants for the fiscal year ending December 31, 2004.

      3. Approve the following Planetlink Communications, Inc. Stock Plans:

         (a) Employee Stock Incentive Plan for the Year 2003 No. 3, adopted by the directors on November 21, 2003, with 25,000,000 shares authorized for issuance under the Plan; and

         (b) Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2003 No. 2, adopted by the directors on November 21, 2003, with 1,660,000 shares authorized for issuance under the Plan.

      4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      Only shareholders of record at the close of business on September 24, 2004 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A list of such shareholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at our offices.

      Shareholders are cordially invited to attend the meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

                                By Order of the Board of Directors,

                                /s/  M. Dewey Bain

                                M. Dewey Bain
                                President and Chief Executive Officer

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Planetlink Communications, Inc., a Georgia corporation, to be voted at the 2004 Annual Meeting of Shareholders to be held at offices of Andre & Blaustein, LLP, located at The Candler Building, 127 Peachtree Street, N.E., Atlanta, Georgia 30303, on November 18, 2004, at 5:00 p.m. Atlanta, Georgia time, and at any and all adjournments thereof. The information contained in this proxy statement is given as of October 25, 2004. The individuals named in the accompanying form of proxy are our president and one of our directors. A shareholder wishing to appoint some other person (who needs not be a shareholder of Planetlink Communications, Inc.) to represent him at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of proxy or by completing another form of proxy.

         Our principal executive office and mailing address is 1415 Bookhout Drive, Cumming, Georgia 30041.

         Solicitation of proxies by mail is expected to commence on October 25, 2004, and the cost thereof will be borne by Planetlink Communications, Inc. In addition to solicitation by mail, certain of our directors, officers and regular employees may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with some of our record shareholders, which are brokerage houses, custodians, nominees and other fiduciaries, to send proxy materials to their principals, and they will be reimbursed by us for postage and clerical expenses. We reserve the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to such brokerage houses, custodians, nominees and other fiduciaries for distribution by them to their principals and to assist us in collecting or soliciting proxies from them. The cost of these services, exclusive of out-of-pocket costs, is not expected to exceed $5,000.

         We will only deliver one proxy statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this proxy statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our principal executive office.

         Shareholders may also address future requests regarding delivery of proxy statements and/or annual reports by contacting us at the address listed above.

         Shares represented by properly executed proxies will be voted as specified. If no specifications have been given in a proxy, the shares represented thereby will be voted FOR the election of the nominees listed herein as directors (Proposal 1), FOR the ratification of Marcum & Kliegman as our independent public accountants for the fiscal year ending December 31, 2004 (Proposal 2), FOR the ratification of our Stock Plans (Proposal 3), and, in the discretion of the persons named in the proxy, on any other business that may properly come before the meeting (Proposal 4). A form of proxy will not be valid unless it is completed and delivered to Florida Atlanta Stock Transfer, 7130 Nob Hill Road, Tamarac, Florida 33321, not less than 48 hours (excluding Saturdays and holidays) before the meeting at which the person named therein purports to vote in respect thereof.

REVOCABILITY

         Proxies may be revoked at any time before the commencement of the meeting by delivering to the chairman of the meeting a written revocation or a duly executed proxy bearing a later date. For a period of at least 10 days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at our principal executive office.

DISSENTERS' RIGHT OF APPRAISAL

         No action will be taken in connection with the proposals by our board of directors or the voting shareholders for which Georgia law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

                                VOTING SECURITIES

         Shareholders of record at the close of business on September 24, 2004, are entitled to notice of and to vote at the meeting and at any adjournments thereof. On the record date, our authorized capital stock consisted of 800,000,000 shares of common stock of which there were 172,569,815 shares issued and outstanding.

         The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Our common shareholders do not have cumulative voting rights.

         The quorum for the transaction of business at the meeting consists of shareholders present in person, or represented by proxy holding not less than a majority of the outstanding shares of our common stock. If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above.

         Under the Georgia Code, the four nominees receiving the greatest number of votes cast by the holders of our common stock will be elected as directors (Proposal 1). A simple majority of the votes cast at the meeting is required to approve Proposals 2, 3 and 4.

         Under the Georgia Code, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect because directors are elected by plurality of the votes. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum and will have no effect on the outcome of the vote on any of the proposals.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

      A board of four directors is to be elected at the meeting to hold office until the next annual meeting or until their successors are elected. Each returned proxy cannot be voted for a greater number of persons than the number of nominees named (four). The four nominees receiving the highest number of votes are elected if a quorum is present and voting.

      If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. The board of directors is not aware of any circumstances that would render any nominee unavailable for election. Certain information concerning the nominees for election as directors is set forth below.

VOTE REQUIRED

      Unless individual shareholders specify otherwise, each returned proxy will be voted for the election of the four nominees who are listed herein, or for as many nominees of the board of directors as possible, not to exceed four, such votes to be distributed among such nominees in the manner as the persons named in the enclosed proxy card see fit.

         Our board of directors recommends that shareholders vote FOR the director nominees named above, and, unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

NOMINEES

         The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office:

              NAME                   AGE                      POSITION                     DIRECTOR SINCE
              ----                   ---                      --------                     --------------
          M. Dewey Bain              53      President, Director, Treasurer, and Chief          2002
                                                         Executive Officer
      Harold Jackson, M.D.           42                       Chairman                          2001
     Melvin Williams, Ph.D.          50                       Director                          2001
         Darrell Carver              40                       Director                          2001

         Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers.

         M. Dewey Bain was elected to our board of directors in August 2002 and appointed president in October 2002. In March 2003 Mr. Bain also was appointed Treasurer. Prior to joining PlanetLink, Mr. Bain was the principal partner of Independent Trust Administrators. Mr. Bain was a trial attorney for the Texas Department of Public Welfare and the City of San Antonio, Texas. Mr. Bain also served in the Judge Advocate General Corps (J.A.G.) of the United States Army Reserves for 10 years. Mr. Bain graduated from David Lipscomb College in 1971 with a Bachelor of Arts degree and earned his Juris Doctor degree from the University of Texas in 1975. Other than as noted above, Mr. Bain has not held any position in a reporting public company during the last five years.

         Harold Jackson, M.D. became chairman of PlanetLink in March 2003. Dr. Jackson is a pulmonary and critical care physician. During the past five years, he has been a partner with Southeastern Lung Care P. C. in Decatur and Conyers, Georgia, where he treats patients suffering from asthma, emphysema and other respiratory ailments. He has hospital affiliations with Dekalb Medical Center, Rockdale Hospital, Decatur Hospital, Newton General Hospital and Emory Northlake Regional Medical Center. He is an independent speaker for Glaxo and various other pharmaceutical companies. Other than as noted above, Mr. Jackson has not held any position in a reporting public company during the last five years.

         Melvin Williams, Ph.D. graduated with a B.A. degree in psychology from Emory University in 1975 and a M.S.W. degree from Atlanta University School of Social Work in 1979. In 1987, Dr. Williams received his Ph.D. from Florida State University. At present, Dr. Williams serves as the Practice Administrator and Chief Financial Officer for Greater Atlanta Women's Healthcare Associates, a private OB/GYN group practice in Atlanta. Prior to joining Greater Atlanta Women's Healthcare Associates, Dr. Williams served as practice consultant to several private medical practices. He is a faculty member at Clark Atlanta University. He has published several professional articles and holds the rank of Associate Professor at Moore House School of Business. He is the director of the Undergraduate Program in Social Work at Clark Atlanta University. Dr. Williams has and is currently serving on several professional and community advisory boards and is a member of numerous professional organizations. Other than as noted above, Dr. Williams has not held any position in a reporting public company during the last five years.

         Darrell Carver graduated with a B.B.A. from Tennessee State University in 1985 and a J.D. from Howard University School of Law in 1990. He is currently a trial attorney with Thomas, Means, Gillis & Seay. His areas of concentration are medical malpractice; catastrophic personal injury; nursing home negligence and abuse; class action and mass tort litigation; and general civil litigation. In 1998, he formed Darrell T. Carver, P.C., Stone Mountain, Georgia. His focus areas were civil and criminal litigation, personal injury, medical malpractice, and negligence. He was previously employed as a trial attorney for Sharon W. Ware & Associates. He has served as an Assistant District Attorney for Fulton County, Georgia and an associate attorney with Alston & Bird, LLP. Mr. Carver was admitted to the Georgia Bar, the U.S. Court of Appeals for the Eleventh Circuit, the United States District Court for the Northern District of Georgia, the Georgia Supreme Court, and the Georgia Court of Appeals in 1991. He is currently a member of the American Trial Lawyers Association, the Georgia Trial Lawyers Association, the American Bar Association, the National Bar Association, the DeKalb Bar Association and the DeKalb Lawyers Association. Other than as noted above, Mr. Carver has not held any position in a reporting public company during the last five years.

BOARD MEETINGS AND COMMITTEES

         During our fiscal year ended December 31, 2003, our board of directors held 14 meetings, each of which was signified by a consent executed by all of our directors.

         Compensation Committee. Our board of directors has recently created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. Our board adopted a written charter for the compensation committee, a copy of which is attached to this proxy statement as Exhibit A. Since the compensation committee has been formed recently, there have been no meetings held or members appointed at the time of this proxy statement.

         Audit Committee. Our board of directors has recently created an audit committee which will be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. Our board adopted a written charter for the audit committee, a copy of which is attached to this proxy statement as Exhibit B. The audit committee will review and evaluate our internal control functions. Since the audit committee has been formed recently, there have been no meetings held or members appointed at the time of this proxy statement.

         The members of the audit committee will be independent as defined under Rule 4200(a)(15) of the NASD's listing standards.

         Executive Committee. We do not have an executive committee, although our board of directors is authorized to create one.

         Nominating Committee. Our board of directors has recently created a nominating committee. No meetings have been held or members appointed. The functions to be performed by the nominating committee include selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. The nominating committee will consider candidates recommended by a shareholder of Planetlink Communications, Inc. Any such recommendation for the 2005 Annual Meeting of Shareholders should be provided to our corporate secretary by December 31, 2004.

         The policies and procedures with respect to the consideration of such candidates are set forth below:

         The recommended candidate is to be submitted to us in writing addressed to our principal offices in Cumming, Georgia. The recommendation is to be submitted by the date specified in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for submitting shareholder proposals to be included in the Company's annual shareholders' meeting proxy statement.

         The recommendation shall be in writing and shall include the following information: name of candidate; address, phone, and fax number of candidate; a statement signed by the candidate certifying that the candidate wishes to be considered for nomination to the Company's board of directors; and information responsive to the requirements of Exchange Act Regulation S-K, Item 401 with respect to the candidate; and state the number of shares of our stock beneficially owned by the candidate.

         The recommendation shall include a written statement of the candidate as to why the candidate believes that he or she meets the director qualification criteria and would otherwise be a valuable addition to our board of directors.

         The nominating committee shall evaluate the recommended candidate and shall, after consideration of the candidate after taking account of the director qualification criteria set forth below, determine whether or not to proceed with the candidate in accordance with the procedures outlined under "Process for Identifying Candidates" below.

         These procedures do not create a contract between us, on the one hand, and our security holder(s) or a candidate recommended by our security holder(s), on the other hand. We reserve the right to change these procedures at any time, consistent with the requirements of applicable law and rules and regulations.

         Director Qualifications Criteria. A majority of the board of directors must be "independent" in accordance with NASDAQ, the Exchange Act and SEC rules and regulations. As minimum qualifications, all candidates must have the following characteristics:

         o The highest personal and professional ethics, integrity and values;

         o Broad-based skills and experience at an executive, policy-making level in business, academia, government or technology areas relevant to our activities;

         o A willingness to devote sufficient time to become knowledgeable about our business and to carry out his or her duties and responsibilities effectively;

         o A commitment to serve on the board for two years or more at the time of his or her initial election; and

         o Be between the ages of 30 and 70, at the time of his or her initial election.

         Process for Identifying and Evaluating Candidates. The nominating committee's process for identifying and evaluating candidates is:

         o The chairman of the board, the nominating committee, or other board members identify the need to add new members to the board with specific criteria or to fill a vacancy on the board;

         o The chair of the nominating committee initiates a search, working with staff support and seeking input from the members of the board and senior management, and hiring a search firm, if necessary;

         o The nominating committee identifies an initial slate of candidates, including any recommended by security holders and accepted by the nominating committee, after taking account of the director qualifications criteria set forth above;

         o The nominating committee determines if any board members have contacts with identified candidates and if necessary, uses a search firm;

         o The chairman of the board, the chief executive officer and at least one member of the nominating committee interview prospective candidate(s);

         o The nominating committee keeps the board informed of the selection progress;

         o The nominating committee meets to consider and approve final candidate(s); and

         o The nominating committee presents selected candidate(s) to the board and seeks full board endorsement of such candidate(s).

COMPENSATION OF DIRECTORS

         We pay directors who are not also our employees a fee of $250 in stock per regular board meeting, $250 in stock per emergency board meeting, $250 in stock per telephonic board meeting with quorum, $250 in stock per committee meeting, and $250 in stock per shareholders' meeting.

         In the fiscal year ended December 31, 2003, we paid no compensation to our directors for their services as directors.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 2)

         Subject to shareholder ratification, the board of directors has appointed Marcum & Kliegman LLP ("Marcum & Kliegman") to serve as our independent public accountants for the fiscal years ending December 31, 2004. Marcum & Kliegman has served as our independent public accountants since June 25, 2004. The shareholders are being asked to ratify the selection of Marcum & Kliegman as independent auditors for the fiscal year ending December 31, 2004. Representatives of Marcum & Kliegman are not expected to be present at the meeting.

AUDIT FEES

         The aggregate fees billed by our former accountant, Kahn Boyd Levychin LLP for professional services rendered for the audit of our annual financial statements for fiscal year ended December 31, 2003 were $19,610.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by Kahn Boyd Levychin LLP for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for our fiscal year ended December 31, 2003.

ALL OTHER FEES

         There were no other fees billed by Kahn Boyd Levychin LLP for professional services rendered, other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees. Our audit committee considers the provision of these services to be compatible with maintaining the independence of Kahn Boyd Levychin LLP.

CHANGES IN OUR CERTIFYING ACCOUNTANT

         On June 2, 2004, as reported on Form 8-K filed with the Commission on June 9, 2004, we dismissed our independent certifying accountant, Kahn Boyd Levychin, LLP ("Kahn Boyd").

         Kahn Boyd's reports on our financial statements for the year ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Kahn Boyd's reports on our Forms 10-QSB for the year 2002, Forms 10-QSB for the year 2003, Form 10-KSB for the year ended December 31, 2002, Form 10-KSB for the year ended December 31, 2003 and Form 10-QSB for the period ended March 31, 2004 raised substantial doubt about our ability to continue as a going concern.

         The decision to change accountants was recommended by our board of directors.

         During the two most recent fiscal years and any subsequent interim period through June 2, 2004 there have not been any disagreements between us and Kahn Boyd on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kahn Boyd, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

         On June 25, 2004 we engaged Marcum & Kliegman LLP, certified public accountants, ("Marcum & Kliegman") as our independent accountants to report on the our balance sheet as of December 31, 2004 and subsequent periods, and the related combined statements of income, shareholders' equity and cash flows for the years then ended. The decision to appoint Marcum & Kliegman was approved by our board of directors.

         During our two most recent fiscal years and any subsequent interim period prior to the engagement of Marcum & Kliegman, neither we nor anyone on our behalf consulted with Marcum & Kliegman regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

         We provided the former accountants with a copy of our current report on Form 8-K before its filing with the Commission on June 9, 2004. We requested the former accountants to furnish us with a letter addressed to the Commission stating whether it agreed with the statements made by us in the June 9, 2004 current report. We filed the former accountants' letter as an exhibit to our current report on Form 8-K filed with the Commission on June 9, 2004.

VOTE REQUIRED

         When a quorum is present, the selection of Marcum & Kliegman as our independent public accountants will be approved if the votes cast favoring the approval exceed the votes cast opposing the approval.

         Our board of directors recommends that shareholders vote FOR ratification of the selection of Marcum & Kliegman as our independent public accountants for the fiscal year ending December 31, 2004. Unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend to vote in favor of the proposal.

                             APPROVAL OF STOCK PLANS

         Our shareholders will be asked to approve the following Stock Plans of Planetlink Communications, Inc.
(the "Stock Plans")

(a) Employee Stock Incentive Plan for the Year 2003 No. 3, adopted by the directors on November 21, 2003, with 25,000,000 shares authorized for issuance under the Plan; and

(b) Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2003 No. 2, adopted by the directors on November 21, 2003, with 1,660,000 shares authorized for issuance under the Plan.

         As of the record date 26,660,000 shares of our common stock have been issued under the Stock Plans. Also the number of employees who received stock awards pursuant to the Stock Plans was four in 2003 and three at any one time in 2004.

         The following is a summary of the principal features of the Stock Plans. Copies of the Stock Plans are attached to this proxy statement as Attachment B. Any shareholder who wishes to obtain copies of the Stock Plans may also do so upon written request to our corporate secretary at our principal executive offices in Cumming, Georgia.

PURPOSE OF THE STOCK PLANS

         The purpose of the Stock Plans is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Planetlink Communications, Inc. and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses.

         The Stock Plans were administered by the compensation committee of the board of directors.

         Number of Shares Available. Subject to certain provisions of the Stock Plans, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the Stock Plans was 26,660,000 plus shares of our common stock that are subject to:

         o Issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option;

         o An award granted but forfeited or repurchased by Planetlink Communications, Inc. at the original issue price; and

         o An award that otherwise terminates without shares of our common stock being issued. At all times, Planetlink Communications, Inc.. shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding options granted under the Stock Plans and all other outstanding but unvested awards granted under the Stock Plans.

ELIGIBILITY

         Incentive Stock Options and Awards may be granted only to employees (including, officers and directors who are also employees) of Planetlink Communications, Inc. or of a parent or subsidiary of Planetlink Communications, Inc.

DISCRETIONARY OPTION GRANT PROGRAM

         The committee may grant options to eligible persons and will determine whether such options will be Incentive Stock Options ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of shares of our common stock subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to the following described conditions.

         Form of Option Grant. Each option granted under the Stock Plans is evidenced by an Award Agreement that will expressly identify the option as an ISO or an NQSO (the "Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each participant) as the committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the Stock Plans.

         Date of Grant. The date of grant of an option is the date on which the committee makes the determination to grant such option, unless otherwise specified by the committee. The Option Agreement and a copy of the applicable Stock Plan shall be delivered to the participant within a reasonable time after the granting of the option.

         Exercise Period. Options may be exercisable within the times or upon the events determined by the committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of 10 years from the date the option is granted. For further restrictions on the Exercise Periods, please refer to the Stock Plans.

         Exercise Price. The exercise price of an option is determined by the committee when the option is granted and may be not less than 85 percent of the fair market value of the shares of our common stock on the date of exercise; provided that the exercise price of any ISO granted to a Ten Percent Shareholder as defined in the Stock Plans is not less than 110 percent of the fair market value of the shares of our common stock on the date of grant. Payment for the shares of our common stock purchased may be made in accordance with the Stock Plans.

         Method of Exercise. Options may be exercised only by delivery to Planetlink Communications, Inc. of a written stock option exercise agreement (the "Notice and Agreement of Exercise") in a form approved by the committee, together with payment in full of the exercise price for the number of shares of our common stock being purchased.

         Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an option is always subject to the following:

         o Upon an Employee's Retirement, Disability (as those terms are defined in the Stock Plans) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for Cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

         o At least six months from the date of termination if termination was caused by death or disability.

         o At least 30 days from the date of termination if termination was caused by other than death or disability.

         o Upon the termination of the employment of an Employee for any reason other than those specifically set forth in the Stock Plans, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

         Limitations on Exercise. The committee may specify a reasonable minimum number of shares of our common stock that may be purchased on any exercise of an option, provided that such minimum number will not prevent the participant from exercising the option for the full number of shares of our common stock for which it is then exercisable. Subject to the provisions of the Stock Plans, the Employee has the right to exercise his Stock Options at the rate of at least 33-1/3 percent per year over three years from the date the Stock Option is granted.

         Limitations on ISO. The aggregate fair market value (determined as of the date of grant) of shares of our common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the Stock Plans or under any other ISO plan of Planetlink Communications, Inc.., or the parent or any subsidiary of Planetlink Communications, Inc..) will not exceed $100,000.00. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the Stock Plans to provide for a different limit on the fair market value of shares of our common stock permitted to be subject to ISO, such different limit will be automatically incorporated in the Stock Plans and will apply to any options granted after the effective date of such amendment.

         Modification, Extension or Renewal. The committee may modify or amend any Award under the Stock Plans or waive any restrictions or conditions applicable to the Award; provided, however, that the committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

SHAREHOLDER RIGHTS AND OPTION TRANSFERABILITY

         Awards granted under the Stock Plans, including any interest, are not transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

GENERAL PROVISIONS

         Adoption and Shareholder Approval. The Stock Plans became effective on the date they were adopted by the board of directors of Planetlink Communications, Inc. (the "effective date"). The Stock Plans must be approved by the shareholders of Planetlink Communications, Inc. within 12 months before or after the date of adoption and the committee may grant Awards pursuant to the Stock Plans upon the effective date.

         Term of Stock Plans/Governing Law. Unless earlier terminated as provided, the Stock Plans will terminate 10 years from the date of adoption, or, if earlier, from the date of shareholder approval. The Stock Plans and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Georgia.

         Amendment or Termination of the Stock Plans. Our board of directors may at any time terminate or amend the Stock Plans including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in our best interest without further approval of our shareholders, provided that, to the extent required under Georgia law or to qualify transactions under the Stock Plans for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be adopted without further approval of our shareholders and, provided, further, that if and to the extent required for the Stock Plans to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be made more than once in any six month period that would change the amount, price or timing of the grants of our common stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate the Stock Plans at any time by a vote of a majority of the members thereof.

AWARD OF STOCK BONUSES
         Award of Stock Bonuses. A Stock Bonus is an award of shares of our common stock (which may consist of Restricted Stock) for extraordinary services rendered to Planetlink Communications, Inc. or any parent or subsidiary of Planetlink Communications, Inc. Each Award under the Stock Plans consists of a grant of shares of our common stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the committee shall determine (the "Restriction Period"). The committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in the Stock Plans or, following a Change of Control, upon termination of an Employee's employment by us without "Cause" or by the Employee for "Good Reason," as those terms are defined in the Stock Plans.

         Terms of Stock Bonuses. Upon receipt of an Award of shares of our common stock under the Stock Plans, even during the Restriction Period, an Employee is the holder of record of the shares and has all the rights of a shareholder with respect to such shares, subject to the terms and conditions of the Stock Plans and the Award.

FEDERAL TAX CONSEQUENCES

         Option Grants. Options granted under the Stock Plans may be either ISO which satisfy the requirements of Section 422 of the Code or NQSOs which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as discussed below.

         Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the exercise of an ISO (if the holding period rules set forth below are satisfied) will give rise to income includable by the optionee in his alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the shares acquired on the date of the exercise of the option over the exercise price. The optionee will also recognize taxable income in the year in which the exercised shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. In addition, the optionee must be an employee of Planetlink Communications, Inc. or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option (special rules apply in the case of the death of the optionee).

         Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the fair market value of those shares on the exercise date or the sale date and (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

         If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date or the sale date, if less, over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the NQSO are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

         We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

         Direct Stock Issuance. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

         With respect to the receipt of a stock award that is subject to restrictions, or certain repurchase rights of Planetlink Communications, Inc., unless the recipient of such stock award makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of such a stock award until the shares are no longer subject to a substantial risk of forfeiture or are transferable (free of such risk). We intend that, generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at such time and the amount, if any, paid by the holder for the stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of a stock award subject to restrictions (or certain repurchase rights of Planetlink Communications, Inc.), the holder will recognize ordinary income on the date of the award of the stock award, and we will be entitled to a deduction, equal to (i) the fair market value of such stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the stock award. If an "83(b) election" is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the stock award generally would be eligible for capital gains treatment.

ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

         Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but, in accordance with Generally Accepted Accounting Principles, we must disclose in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

         Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to our earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE REQUIRED

         When a quorum is present, our Stock Plans will be approved if the votes cast favoring the approval exceed the votes cast opposing the approval.

         Our board of directors recommends that shareholders vote FOR the approval of our Stock Plans. Unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend to vote in favor of the proposal.

         Information regarding the beneficial ownership of our common and preferred stock by management and the board of directors is noted below.

                             PRINCIPAL SHAREHOLDERS

         The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date, by:

         o Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

         o        Each of our directors;

         o        Each named executive officer; and

         o        All directors and officers as a group.

                                                                             SHARES BENEFICIALLY OWNED (2)
                                                                             -----------------------------
                      NAME OF BENEFICIAL OWNER (1)                            NUMBER            PERCENT
                      ----------------------------                            ------            -------
M. Dewey Bain ........................................................      25,899,842            15.01
Harold Jackson........................................................       5,405,271             3.10
Melvin Williams.......................................................         117,857             0.07
Jonathan Rosser (3)...................................................          47,482             0.03
Darrell Carver........................................................          41,842             0.02
                                                                                ------             ----
All directors and officers as a group (five persons) .................      31,512,294            18.23
                                                                            ==========            =====

------------
(1) Unless otherwise indicated, the address for each of these stockholders is c/o PlanetLink Communications, Inc., 1415 Bookhout Drive, Cumming, Georgia 30041. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock which he or she beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of the date of this proxy statement, there were issued and outstanding 172,569,815 shares of our common stock.
(3) Mr. Rosser is not being nominated to stand for re-election to our board of directors.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         Please see "Compensation of Directors," supra.

         The following table provides certain summary information concerning the compensation earned by the named executive officers (determined as of the end of the last fiscal year) for services rendered in all capacities to us for the fiscal years ended December 31, 2003, 2002 and 2001.

-------------------------- ------- ----------------------------------- ------------------------------------

                                          ANNUAL COMPENSATION                LONG TERM COMPENSATION
-------------------------- ------- ----------------------------------- ------------------------------------
                                                                                AWARDS              PAYOUTS
                                                                       ------------------------------------
                                                                       RESTRICTED   SECURITIES
                                   SALARY     BONUS    OTHER ANNUAL       STOCK        UNDERLYING     LTIP     ALL OTHER
                                                       COMPENSATION      AWARD(S)    OPTIONS/SARS   PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)      ($)          ($)            ($)           (#)          ($)         ($)
-------------------------- ------- ---------- ------- ---------------- ----------- -------------- --------- ---------------
M. Dewey Bain, President    2001       0        0            0             0             0           0            0
                            2002       0        0            0             0             0           0            0
                            2003    120,000     0            0             0             0           0            0

    Harold D.Jackson,       2001       0        0            0             0             0           0            0
        Chairman            2002       0        0            0             0             0           0            0
                            2003    12,000      0            0             0
-------------------------- ------- ---------- ------- ---------------- ----------- -------------- --------- ---------------


EMPLOYMENT AGREEMENTS

         None.

STOCK OPTIONS AND SAR GRANTS IN THE LAST FISCAL YEAR

         There were no grants of stock options to the named executive officers during the fiscal year ended December 31, 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In establishing compensation levels, our board of directors has endeavored to ensure the compensation programs for our executive officers were effective in attracting and retaining key executives responsible for our success and were administered in an appropriate fashion in our long-term best interests and our shareholders. In that regard, our board of directors sought to align the total compensation for our executive officers with our performance and the individual performance of each of our executive officers in assisting us in accomplishing our goals.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe that, during the period from January 1, 2003 through December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were met in a timely manner, with the exception of one Form 4 which we were late in filing with the Commission.

         FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

         Our Annual Report on Form 10-KSB for the year ended December 31, 2003, and financial information from our Quarterly Reports for the Period Ended March 31, 2004 and June 30, 2004 are incorporated herein by reference.

    EXHIBITS TO ANNUAL AND QUARTERLY REPORTS AND COPIES OF QUARTERLY REPORTS

         WE HAVE FURNISHED OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH COPIES OF OUR QUARTERLY REPORTS FOR THE PERIODS ENDED MARCH 31, 2004 AND JUNE 30, 2004, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH THE QUARTERLY REPORT AND ANY EXHIBIT TO THE FORM 10-KSB AND THE QUARTERLY REPORT UPON THE PAYMENT OF A SPECIFIED REASONABLE FEE WHICH FEE SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING ANY SUCH REPORT OR EXHIBIT. ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 145 BOOKHOUT DRIVE, CUMMING, GEORGIA 30041, TELEPHONE NUMBER (678) 455-7075.

                                  OTHER MATTERS

         Our board of directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of Planetlink Communications, Inc. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

          SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be received by Planetlink Communications, Inc. by December 31, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to the 2005 meeting.

                                         By Order of the Board of Directors,

                                         /s/  M. Dewey Bain

                                         M. Dewey Bain,
                                         President and Chief Executive Officer

                                                                       EXHIBIT A


                                   CHARTER OF
                           THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                       OF PLANETLINK COMMUNICATIONS, INC.

         1. Committee Composition. The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Planetlink Communications, Inc., a Georgia corporation (the "Company"), will be comprised of at least two members of the Board who are not employees of the Company. The members of the Committee, including the Committee Chairman, will be annually appointed by and serve at the discretion of the Board.

         2. Functions and Authority. The operation of the Committee will be subject to the Articles of Incorporation of the Company and applicable Georgia laws and any other applicable laws, rules or regulations, as in effect from time to time. The Committee will have the full power and authority to carry out the following responsibilities:

              (a) To recommend the salaries, bonuses and incentives, and all cash, equity and other forms of compensation (the "total compensation") paid to the members of the management of the Company as may be required under Georgia law, and advise and consult with the President regarding the compensation scheme for all executive officers.

              (b) To advise and consult with management to establish policies, practices and procedures relating to the Company's employee stock, option, cash bonus and incentive plans and employee benefit plans and, as may be required under applicable law, and administer any such plans.

              (c) To administer the Company's employee stock option plan and perform the functions contemplated to be performed by the management with respect to the President and all plan participants who may be deemed "officers" for purposes of Section 16 of the Exchange Act, as amended.

              (d) To advise and consult with management regarding managerial personnel policies and compensation schemes.

              (e) To review and make recommendations to the full Board concerning any fees and other forms of compensation paid to members of the Board for Board and committee service.

              (f) To exercise the authority of the Board concerning any policies relating to the service by the members of management or executive officers, as a director of any unrelated company, joint venture or other enterprise.

              (g) At the Committee's sole discretion, to review all candidates for appointment to senior managerial or executive officer positions with the Company and provide a recommendation to the Board.

              (h) At the Committee's sole discretion, to annually or periodically interview all officers who directly report to the President.

              (i) To administer the annual performance review of the President which is to be completed by the full Board. The Committee Chairman together with the Chairman of the Board shall review the results of the performance evaluation with the President.

              (j) To perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing responsibilities and as may be delegated by the Board from time to time.

              (k) To regularly report to the Board the activities of the Committee, or whenever it is called upon to do so.

         3. Meetings. The Committee will hold regular meetings each year as the Committee may deem appropriate. The President and Chairman of the Board, and any other invited employees and outside advisers, may attend any meeting of the Committee, except for portions of the meetings where his or their presence would be inappropriate, as determined by the Committee Chairman.

         4. Minutes and Reports. The Committee will keep minutes of each meeting and will distribute the minutes to each member of the Committee, and to members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairman will report to the Board the activities of the Committee at the Board meetings or whenever so requested by the Board.

                                     By Order of the Board of Directors,

                                     By /s/ M. Dewey Bain
                                        ---------------------------------------
                                        M. Dewey Bain,
                                        President and Chief Executive Officer

                                                                       EXHIBIT B


                                   CHARTER OF
                               THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                       OF PLANETLINK COMMUNICATIONS, INC.

         1. Audit Committee Purpose. The Audit Committee of the Board of Directors of Planetlink Communications, Inc., a Georgia corporation (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

              (a) Monitor the integrity of the Company's financial reporting process.

              (b) Provide systems of internal controls regarding finance, accounting, and legal compliance.

              (c) Monitor the independence and performance of the Company's independent auditors.

              (d) Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

         2. Audit Committee Composition and Meetings. Audit Committee members shall meet the requirements of the National Association of Securities Dealers and the criteria set forth in the Appendix 1 attached hereto. The Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         3. Audit Committee members shall be appointed by the Board of Directors on recommendation of a nominating committee. If an audit committee Chairman is not designated or present, the members of the Audit Committee may designate a Chairman by majority vote of the Audit Committee membership.

         4. The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

         5. Audit Committee Responsibilities and Duties.

              (a) Review Procedures.

                  (i) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission regulations.

                  (ii) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

                  (iii) In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses including the status of previous recommendations.

              (b) Independent Auditors.

                  (i) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

                  (ii) Approve the fees and other significant compensation to be paid to the independent auditors.

                  (iii) On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

                  (iv) Review the independent auditors' audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

                  (v) Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards No. 61.

                  (vi) Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         6. Legal Compliance. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

         7. Other Audit Committee Responsibilities.

              (a) Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

              (b) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

              (c) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

              (d) Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

              (e) Periodically perform self-assessment of audit committee performance.

              (f) Review financial and accounting personnel succession planning within the Company.

              (g) Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

                                By Order of the Board of Directors,

                                By /s/ M. Dewey Bain
                                   ------------------------------------------
                                   M. Dewey Bain,
                                   President and Chief Executive Officer

                                                                      APPENDIX 1


                         PLANETLINK COMMUNICATIONS, INC.
                    DEFINITION OF INDEPENDENCE AS IT PERTAINS
                           TO AUDIT COMMITTEE MEMBERS

         To be considered independent, a member of the Audit Committee cannot:

              (a) Have been an employee of the Company or its affiliates within the last three years;

              (b) Have received compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, unless for board service, in the form of a benefit under a tax-qualified retirement plan, or non-discretionary compensation;

              (c) Be a member of the immediate family of an executive officer of the Company or any of its affiliates, or someone who was an executive officer of the Company or any of its affiliates within the past three years;

              (d) Be a partner, controlling shareholder, or executive officer of a for profit organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company's securities) in any of the past three years in excess of the greater of $200,000 or five percent of the consolidated gross revenues for that year of either organization; or

              (e) Be employed as an executive of another entity where any of the Company's executives serves on that other entity's compensation committee.

         Subject to compliance with the listing requirements of The Nasdaq Stock Market or any applicable stock exchange and the regulations of the Securities and Exchange Commission, and under the limited circumstances set forth in such listing requirements and regulations, one person (who is not a current employee or family member of an employee) not meeting the foregoing criteria may be appointed to the Audit Committee if the Board of Directors (i) determines that the best interests of the Company and its shareholders so require, and (ii) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

                                                                       EXHIBIT C

                          RESOLUTIONS TO BE ADOPTED BY
                               THE SHAREHOLDERS OF
                         PLANETLINK COMMUNICATIONS, INC.

                  RESOLVED, that M. Dewey Bain, Harold Jackson, Melvin Williams and Darrell Carver are hereby elected as directors of the Company to serve until their successors are duly elected; and

                  RESOLVED FURTHER that the selection of Marcum & Kliegman LLP as the Company's independent auditors for the fiscal year ended December 31, 2004 is hereby approved and ratified in all respects; and

                  RESOLVED FURTHER, that the Company's Stock Plans, attached as Exhibit D to the Company's Proxy Statement are hereby approved and ratified in all respects; and

                  RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                                                       EXHIBIT D

                                   STOCK PLANS



                         PLANETLINK COMMUNICATIONS, INC.
              EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2003 NO. 3

              1. General Provisions.

              1.1 Purpose. This Stock Incentive Plan (the "Plan") is intended to allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Planetlink Communications, Inc., a Georgia corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

              1.2 Administration.

              1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Georgia law applicable to the Board, except as otherwise provided herein or determined by the Board.

              1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

              1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

              1.3 Eligibility and Participation. The Employees eligible under this Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

              1.4 Shares Subject to this Plan. The maximum number of shares of the Common Stock that may be issued pursuant to this Plan shall be 25,000,000 subject to adjustment pursuant to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan.

         2. Provisions Relating to Stock Options.

         2.1 Grants of Stock Options. The Committee may grant Stock Options in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

         2.2 Purchase Price. The purchase price (the "Exercise Price") of shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of exercise. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange
Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

         2.3 Option Period. The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

         Exercise of Options.

         2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20% per year over five years from the date the Stock Option is granted.

         2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

         2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30% of the then outstanding securities of the Company, unless a percentage higher than 30% is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

         2.5 Continuous Employment. Except as provided in Paragraph 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

         2.6 Restrictions on Transfer. Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

         2.7 Termination of Employment.

         2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

              (i) At least 6 months from the date of termination if termination was caused by death or disability.

              (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

         2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

         2.7.3 For purposes of this Plan:

                  (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

                  (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

         3. Provisions Relating to Awards.

         3.1 Grant of Awards. Subject to the provisions of this Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such the Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

         "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

         "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

              (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

              (b) The conviction of the Employee of a felony; or

              (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

              (d) The Employee's gross misconduct causing material harm to the Company.

         "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

              (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

              (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

              (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

              (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

              (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

              (f) The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.13 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

         3.2 Incentive Agreements. Each Award granted under this Plan shall be evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

         3.3 Amendment, Modification and Waiver of Restrictions. The Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

         3.4 Terms and Conditions of Awards. Upon receipt of an Award of shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

         3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such the Common Stock in violation of this Paragraph 3.4 shall be null and void.

         3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

         3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

         4. Miscellaneous Provisions.

         4.1 Adjustments Upon Change in Capitalization.

         4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received had the Employee been the holder of the number of shares of the Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received if the restrictions on the Award Shares had lapsed on the date of such change or increase or decrease in the number of issued shares of the Company.

         4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

         4.2 Withholding Taxes. The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

              (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

              (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

         Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

         4.3 Relationship to Other Employee Benefit Plans. Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

         4.4 Amendments and Termination. The Board of Directors may at any time suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

         4.5 Successors in Interest. The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

         4.6 Other Documents. All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

         4.7 Fairness of the Repurchase Price. In the event that the Company repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20% of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

         4.8 No Obligation to Continue Employment. This Plan and the grants which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

         4.9 Misconduct of an Employee. Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

         4.10 Term of Plan. No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective November 21, 2003. No Stock Options or Awards may be granted under this Plan after November 21, 2013.

         4.11 Governing Law. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Georgia.

         4.12 Approval. This Plan must be approved by a majority of the outstanding securities entitled to vote within 12 months before or after this Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after this Plan is adopted or the date the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

         4.13 Assumption Agreements. The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the

Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

                  (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

                  (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

                  (c)  To  require  any  future   successor  to  enter  into  an
Assumption Agreement; and

                  (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

         4.14 Compliance with Rule 16b-3. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         4.15 Information to Shareholders. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

         IN WITNESS WHEREOF, this Plan has been executed effective as of November 21, 2003.


                                        PLANETLINK COMMUNICATIONS, INC.



                                        By  /s/ M. Dewey Bain
                                            -----------------------------------
                                            M. Dewey Bain, President

                         PLANETLINK COMMUNICATIONS, INC.
           NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN
                             FOR THE YEAR 2003 NO. 2


         1. Introduction. This Plan shall be known as the "Planetlink Communications, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2003 No. 2," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Planetlink Communications, Inc., a Georgia corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

         2. Definitions. The following terms shall have the meanings set forth below:

         "Board" means the Board of Directors of the Company.

         "Change of Control" has the meaning set forth in Paragraph 13(d) hereof.

         "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

         "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 14 hereof.

         "Common Stock" has the meaning set forth in Paragraph 1 hereof.

         "Company" has the meaning set forth in Paragraph 1 hereof.

         "Deferral Election" has the meaning set forth in Paragraph 7 hereof.

         "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 8 hereof.

         "Delivery Date" has the meaning set forth in Paragraph 7 hereof.

         "Director" means an individual who is a member of the Board of Directors of the Company.

         "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

         "Effective Date" has the meaning set forth in Paragraph 3 hereof.

         "Exchange Act" has the meaning set forth in Paragraph 13(d) hereof.

         "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange
Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

         "Participant" has the meaning set forth in Paragraph 4 hereof.

         "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

         "Stock Retainer" has the meaning set forth in Paragraph 5 hereof.

         "Third Anniversary" has the meaning set forth in Paragraph 7 hereof.

         3. Effective Date of the Plan. This Plan was adopted by the Board effective November 21, 2003 (the "Effective Date").

         4. Eligibility. Each individual who is a Director or Consultant on the Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

         5. Grants of Shares. Commencing on the Effective Date, the amount of compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan.

         6. Purchase Price. The purchase price (the "Exercise Price") of shares of the Common Stock subject to each Stock Option (the "Option Shares") shall be determined by the board of directors acting in good faith, which in any event shall not be less than 85 percent of the Fair Market Value of the Option Shares, and in the case of any Participant who owns securities of the Company possessing more than 10 percent of the total combined voting power of all classes of securities of the Company or its parent or subsidiaries possessing voting power, the Exercise Price shall be at least 100 percent of the Fair Market Value of the Option Shares at the time a Participant is granted the right to purchase the Option Shares, or at the time the purchase is consummated.

         7. Deferral Option. From and after the Effective Date, a Participant may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

           Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected;

provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

         8. Deferred Stock Accounts. The Company shall maintain a Deferred Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 9 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

         9. Delivery of Shares.

                  (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 9 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 7(c) hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 7(c) hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock
Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 7(c) hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

                  (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 9. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 9.

         10. Share Certificates; Voting and Other Rights. The certificates for shares delivered to a Participant pursuant to Paragraph 9 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

         11. General Restrictions.

                  (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

                           (i) Listing or approval  for  listing  upon  official
notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

                           (ii) Any registration or other  qualification of such
shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

                           (iii)  Obtaining  any  other  consent,  approval,  or
permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

                  (b) Nothing  contained in this Plan shall  prevent the Company
from  adopting   other  or   additional   compensation   arrangements   for  the
Participants.

         12. Shares Available. Subject to Paragraph 13 below, the maximum number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 1,660,000. Shares of the Common Stock issueable under this Plan may be taken from treasury shares of the Company or purchased on the open market.

         13. Adjustments; Change of Control.

                  (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

                  (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 13(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

                  (c) In lieu of the adjustment contemplated by Paragraph 13(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

                  (d) For purposes of this Plan, Change of Control shall mean any of the following events:

                           (i) The  acquisition  by any  individual,  entity  or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 13(d) are satisfied; or

                           (ii)   Individuals   who,  as  of  the  date  hereof,
constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) Approval by the  stockholders of the Company of
a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(1) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

                           (iv) Approval by the  stockholders  of the Company of
(1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

         14. Administration; Amendment and Termination.

                  (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

                  (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Georgia law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

         15. Restrictions on Transfer. Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

         16. Term of Plan. No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective November 21, 2003. No Stock Options or Awards may be granted under this Plan after November 21, 2013.

         17. Approval. This Plan must be approved by a majority of the outstanding securities entitled to vote within 12 months before or after this Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after this Plan is adopted or the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

         18. Governing Law. This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Georgia.

         19. Information to Shareholders. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

         20. Miscellaneous.

                  (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

                  (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

         IN WITNESS WHEREOF, this Plan has been executed effective as of November 21, 2003.


                                PLANETLINK COMMUNICATIONS, INC.



                                By /s/ M. Dewey Bain
                                   -----------------------------------------
                                   M. Dewey Bain, President

                         PLANETLINK COMMUNICATIONS, INC.
                               1415 BOOKHOUT DRIVE
                             CUMMING, GEORGIA 30041
                            TELEPHONE (678) 455-7075

                                      PROXY

         THIS PROXY IS SOLICITED BY THE MANAGEMENT OF PLANETLINK COMMUNICATIONS, INC. (THE "COMPANY") FOR AN ANNUAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON NOVEMBER 18, 2004.

         The undersigned hereby appoints M. Dewey Bain, the President and Chief Executive Officer of the Company, or instead of the foregoing, (insert name) _______________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at offices of Andre & Blaustein, LLP, located at The Candler Building, 127 Peachtree Street, N.E., Atlanta, Georgia 30303 on November 18, 2004 at 5 p.m., Atlanta, Georgia time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.    Election of Directors. The nominees proposed by                           3. Vote FOR [ ] AGAINST [ ] the ratification of the
      management are:                                                              Company's Stock Plans.

          M. Dewey Bain

          Harold Jackson

          Melvin Williams

          Darrell Carver.

         Vote FOR [ ] AGAINST [ ] the election of all nominees listed above
         (EXCEPT THOSE WHOSE NAMES THE UNDERSIGNED HAS DELETED).

         [ ] Withhold Vote

2.       Vote FOR [ ] AGAINST [ ] the selection of Marcum &                     4. Upon any other matter that properly comes before
         Kliegman LLP as the Company's independent public                          the meeting.
         accountants for the fiscal year ended December 31, 2004.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated                               , 2004.
      ------------------------------



-----------------------------------
Signature of Shareholder


-----------------------------------
Printed Name of Shareholder

         A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF ___________________, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

         Joint owners should each sign the proxy. When the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

         THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATION.





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(Please advise the Company of any change of address)